                                                                 EXHIBIT h(2)(d)

                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 5, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES


PORTFOLIOS                                                                 EFFECTIVE DATE OF AGREEMENT
----------                                                                 ---------------------------

AIM Basic Value Fund                                                               June 5, 2000

AIM Euroland Growth Fund                                                           September 1, 2001

AIM Mid Cap Core Equity Fund                                                       September 1, 2001

AIM Small Cap Growth Fund                                                          September 11, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 1, 2002

                                             A I M ADVISORS, INC.


Attest: /s/ P. MICHELLE GRACE                By: /s/ ROBERT H. GRAHAM
        ------------------------------           -------------------------------
         Assistant Secretary                      Robert H. Graham
                                                  President

(SEAL)

                                             AIM GROWTH SERIES


Attest: /s/ P. MICHELLE GRACE                By: /s/ ROBERT H. GRAHAM
        ------------------------------           -------------------------------
         Assistant Secretary                      Robert H. Graham
                                                  President

(SEAL)